UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 22, 2011

(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011

(Address of principal executive offices, including zip code)

(817) 460-3947

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual shareholders’ meeting of First Cash Financial Services, Inc. (“the Company”) held on June 22, 2011, shareholders approved the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”). For a description of the 2011 Plan, please see “Item 3, To Consider And Act Upon A Proposal To Approve The First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan” in the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 28, 2011. The 2011 Plan was attached as Appendix A to the definitive proxy statement.

The information provided in this Item 5.02 shall not be deemed “filed” for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 22, 2011, the Company held the Annual Meeting of its shareholders. Of the 31,309,791 issued and outstanding common shares entitled to vote at the meeting, 28,659,269 of the common shares voted in person or by proxy. The following five proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting of its shareholders, and the final voting results for each proposal are set forth below.

1.

The shareholders elected two directors for a term of three years.

			Broker
	For	Withheld	Non-Votes

Mikel D. Faulkner	23,720,238	1,029,897	3,909,134
Randel G. Owen	22,311,704	2,438,431	3,909,134

The other directors with remaining terms are Mr. Rick L. Wessel, who will continue to serve until the annual meeting in 2012, and Amb. Jorge Montaño, who will continue to serve until the annual meeting in 2013.

2.

The shareholders ratified the selection of Hein & Associates LLP as independent auditors of the Company for the year ended December 31, 2011.

For	Against	Abstain

28,579,119	27,854	52,296

3.

The shareholders approved the First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan.

			Broker
For	Against	Abstain	Non-Votes

22,851,049	1,853,553	45,533	3,909,134

4.

In an advisory vote, the shareholders approved the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement.

			Broker
For	Against	Abstain	Non-Votes

23,493,709	1,208,620	47,806	3,909,134

5.

In an advisory vote, a majority of the shareholders voted for One Year (annual) frequency of future advisory votes on executive officer compensation.

One	Two	Three
Year	Years	Years	Abstain

19,245,780	253,368	5,213,421	37,566

The Company has considered the shareholder vote regarding the frequency of shareholder advisory votes on executive officer compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Shareholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 24, 2011

FIRST CASH FINANCIAL SERVICES, INC.

(Registrant)

/s/ R. DOUGLAS ORR

R. Douglas Orr

Executive Vice President, Chief Financial

Officer, Secretary and Treasurer

(Principal Financial and Accounting Officer)